UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2020

Torchlight Energy Resources, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36247	74-3237581
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5700 W. Plano Parkway, Suite 3600
Plano, Texas 75093

(Address of principal executive offices)

Telephone – (214) 432-8002

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	TRCH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

We are unable to meet the filing deadline for our Form 10-Q for the quarter ended March 31, 2020 due to circumstances related to COVID-19. Our operations and business have experienced disruption due to the unprecedented conditions surrounding the COVID-19 pandemic, which has resulted in limited availability of key personnel required to assist in the preparation of the Form 10-Q due to suggested and mandated social quarantining and work from home orders and the need to look after family members including small children who are no longer in school and day care. We have also had to modify our business practices, including employee work locations and cancellation of physical participation in meetings.

We are relying on the Securities and Exchange Commission Release No. 34-88465 dated March 25, 2020 to delay the filing of our Form 10-Q for the quarter ended March 31, 2020 for up to 45 days after the original due date. We intend to work diligently to file the Form 10-Q as soon as practicable, and in no event later than the end of the 45-day extension period on June 25, 2020.

We are supplementing the risk factors previously disclosed in our Annual Report on Form 10-K for the year ended December 31, 2019 with the following risk factors:

An occurrence of an uncontrollable event such as the COVID-19 pandemic is likely to negatively affect, and has to date negatively affected, our operations.

The occurrence of an uncontrollable event such as the COVID-19 pandemic is likely to, and has already, negatively affect our operations. A pandemic typically results in social distancing, travel bans and quarantine, and the effects of, and response to, the COVID-19 pandemic has limited access to our facilities, properties, management, support staff and professional advisors. These, in turn, have not only negatively impacted our operations and financial condition, but our overall ability to react timely to mitigate the impact of this event. Further, the COVID-19 pandemic has resulted in declines in the demand for, and the price of, oil and gas, and it is unclear how long this decline will last. The full effect on our business and operation is currently unknown. In the event that the effects of COVID-19 continue in the future and/or the economy continues to deteriorate, we may be forced to curtail our operations and may be unable to pay our debt obligations as they come due.

The coronavirus/COVID-19 pandemic has had a negative affect on oil and gas prices, and depending on the severity and longevity of the pandemic, it may result in a major economic recession which will continue to depress oil and gas prices and cause our business and results of operations to suffer.

The inability and/or unwillingness of individuals to congregate in large groups, travel and/or visit retail businesses or travel outside of their homes will, and has to date, had a negative effect on the demand for, and the current prices of, oil and gas. Additionally, the demand for oil and gas is based partially on global economic conditions. If the COVID-19 pandemic results in a global economic recession, there will be a continued negative effect on the demand for oil and gas and this will have a negative effect on our operating results. All of the above may be exacerbated in the future as the COVID-19 outbreak and the governmental responses thereto continue. Concerns about global economic growth have had a significant adverse impact on global financial markets and commodity prices. If the economic climate in the United States or abroad continues to deteriorate, demand for petroleum products could further diminish, which will impact the price at which we can sell our oil and gas, impact the value of our working interests and other oil and gas assets, affect the ability of our vendors, suppliers and customers to continue operations, affect our operations and ultimately adversely impact our results of operations, liquidity and financial condition.

NOTE ABOUT FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, among other things, statements regarding plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements, which are other than statements of historical facts. Forward-looking statements generally can be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “will be,” “will continue,” “will likely result,” and similar expressions. These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in documents we file with the Securities and Exchange Commission (“SEC”). Important factors that in our view could cause material adverse effects on our financial condition and results of operations include, but are not limited to, risks associated with the company’s ability to extend or restructure existing debt, to obtain additional capital in the future to repay outstanding debt and fund planned expansion, the demand for oil and natural gas which demand could be materially affected by the economic impacts of COVID-19 and anticipated increases in supply from Russia and OPEC, general economic factors, competition in the industry, our ability to regain and maintain compliance with the minimum bid price requirement of the Nasdaq Stock Market, and other factors that may cause actual results to be materially different from those described herein as anticipated, believed, estimated or expected. We undertake no obligation to revise or publicly release the results of any revision to any forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Torchlight Energy Resources, Inc.

Date: April 29, 2020	By: /s/ John A. Brda
John A. Brda
President

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